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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report

                             Dated February 21, 2007

                                       of


                                ZALE CORPORATION

                             A Delaware Corporation
                   IRS Employer Identification No. 75-0675400
                            SEC File Number 001-04129

                            901 West Walnut Hill Lane
                               Irving, Texas 75038
                                 (972) 580-4000




[_] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17
    CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 240.13e-2(c))



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Item 2.02. Results of Operations and Financial Condition

     On February 21, 2007, Zale Corporation issued a press release reporting its financial results for the second fiscal quarter ended January 31, 2007. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.

     The attached press release includes a presentation of earnings and earnings per share for the second quarter ended January 31, 2007 that excludes the impact of derivative versus hedge accounting on the Company's gold and silver contracts, and reflects lifetime jewelry protection plans as if they were amortized using percentage-of-cost-expected-to-be incurred method. In addition, the attached press release includes a presentation of earnings and earnings per share for the second quarter ended January 31, 2006, excluding impairment charges associated with closing certain Bailey Banks & Biddle stores. Earnings and earnings per share excluding the impact of derivative versus hedge accounting and such impairment charges would not be considered measures of financial performance under generally accepted accounting principles (GAAP) and should not be considered as alternatives to earnings and earnings per share as computed under GAAP for the applicable period.

     The Company believes that a presentation of earnings and earnings per share excluding the impact of derivative accounting and the impairment charges is helpful to investors. Management will use earnings and earnings per share measures adjusted to exclude these charges as part of its evaluation of the performance of the Company. Further, the Company believes the adjusted earnings and earnings per share measures provide useful information to investors because the Company's original earnings guidance was based on hedge accounting treatment, the Company entered into the gold and silver contracts to establish the purchase cost of its gold and silver inventory, and the Company's adoption of derivative accounting significantly impacted the Company's earnings and earnings per share during the quarter ended January 31, 2007. Similarly, the Company believes that it is appropriate to provide investors information regarding its lifetime jewelry protection plans determined on a basis comparable to prior period with respect to extended service agreements, which is consistent with how the Company manages and evaluates its business. In addition, the impairment charges excluded relate to events that had a significant impact during the quarter and will recur in unpredictable amounts and with unpredictable frequency in the future.

     The information set forth under this Item 2.02 and in Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




           ZALE CORPORATION
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           Registrant


Date:  February 21, 2007                     By:   /s/ Cynthia T. Gordon
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                                             Cynthia T. Gordon
                                             Senior Vice President,
                                             Controller
                                             (principal accounting officer
                                             of the Registrant)


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                                  EXHIBIT INDEX
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99.1             Press Release of Zale Corporation issued February 21, 2007.